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                                                                 Exhibit 10.16.1

                               AMENDMENT NO. 1 TO
               AMENDED AND RESTATED EMPLOYMENT SEVERANCE AGREEMENT

         This Amendment No. 1 (the "Amendment") to that certain Amended and Restated Employment Severance Agreement (the "Employment Agreement") dated March 29, 2001 by and between Cost Plus, Inc., a California corporation (the "Company"), and Stephen Higgins (the "Executive") is entered into this 1st day of March, 2002 by and between the Company and the Executive.

                                    RECITALS
                                    --------

         WHEREAS, the parties hereto desire to amend certain provisions of the Employment Agreement as provided herein;

         NOW, THEREFORE, in consideration of the premises and mutual agreements contained herein, and for other valuable consideration the receipt of which is hereby acknowledged, the parties agree as follows:

         1. Amendment to Sections 3(a) and 3(b). Sections 3(a) and 3(b) of the
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Employment Agreement are hereby amended to read in their entirety as follows:

                  "3.      Severance Benefits.
                           ------------------

                         (a) Benefits upon Termination. Except as provided in
                             -------------------------
                    Section 3(b), if the Executive's employment terminates as a result of Involuntary Termination prior to June 15, 2003 and the Executive signs a Release of Claims, then the Company shall pay Executive's Base Compensation to the Executive for six (6) months from the Termination Date with each monthly installment payable on the last day of such month. Executive shall not be entitled to receive any payments if Executive voluntarily terminates employment other than as a result of an Involuntary Termination.

                         (b) Benefits upon Termination After a Change of
                             -------------------------------------------
                    Control. If after a Change of Control the Executive's
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                    employment terminates as a result of Involuntary Termination prior to June 15, 2003 and the Executive signs a Release of Claims, then the Company shall pay Executive's Base Compensation to the Executive for nine (9) months from the Termination Date with each monthly installment payable on the last day of such month. Executive shall not be entitled to receive any payments if Executive voluntarily terminates employment other than as a result of an Involuntary Termination."

         2. Counterparts. This Amendment may be signed in any number of
            ------------
counterparts, all of which counterparts, taken together, shall constitute one and the same instrument.

         3. Governing Law. This Amendment and the rights and obligations of the
            -------------
parties hereto shall be governed by, and constructed and interpreted in accordance with, the law of the State of California.

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         IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

                              COMPANY:

                              COST PLUS, INC.,
                              a California corporation



                              By: /s/ Murray Dashe
                              --------------------------------------------------
                              Name:  Murray Dashe
                              Title:  Chief Executive Officer and President

                              EXECUTIVE:

                              /s/ Stephen Higgins
                              --------------------------------------------------
                              Stephen Higgins







                               [SIGNATURE PAGE TO
                        COST PLUS, INC./STEPHEN HIGGINS
    AMENDMENT NO. 1 TO AMENDED AND RESTATED EMPLOYMENT SEVERANCE AGREEMENT]